                                 GOVERNOR FUNDS

                                   PROSPECTUS

                       Supplement dated October 15, 1999
                      to Prospectus dated January 4, 1999

     Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus.

     The following deletes the sixth paragraph and replaces the eighth paragraph of the section "Management of the Trust -- Advisors."

     Colleen M. Marsh is primarily responsible for the day-to-day management of the Income Fund and Pennsylvania Bond Fund. Ms. Marsh is a senior portfolio manager in the fixed income division of the Sub-Advisor. She has over 12 years of experience managing fixed income portfolios and funds for clients. She spent the first 10 years of her investment management career with Keystone, and has managed the Intermediate Term Income Fund (a predecessor CIF to the Income Fund) for Keystone over this time period.